May 4, 2021 Second Quarter 2021 Investor Presentation

1 Forward–Looking Statements Certain statements contained in this presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the projected impact of the COVID-19 global pandemic on our business operations, statements relating to the benefits, costs, and synergies of the merger with Franklin Financial Network, Inc. (“Franklin”) (the “merger”), and FB Financial’s future plans, results, strategies, and expectations. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management's current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s control. The inclusion of these forward-looking statements should not be regarded as a representation by FB Financial or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which we operate and/or the US economy generally, (2) the effects of the COVID-19 pandemic, including the magnitude and duration of the pandemic and its impact on general economic and financial market conditions and on our business and our customers' business, results of operations, asset quality and financial condition, as well as the efficacy, distribution, and public adoption of vaccines, (3) changes in government interest rate policies and its impact on our business, net interest margin, and mortgage operations, (4) our ability to effectively manage problem credits, (5) the risk that the cost savings and any revenue synergies from the merger or another acquisition may not be realized or may take longer than anticipated to be realized, (6) the ability of FB Financial to effectively integrate and manage the larger and more complex operations of the combined company following the merger, (7) FB Financial’s ability to successfully execute its various business strategies, (8) the impact of the recent change in the U.S. presidential administration and Congress and any resulting impact on economic policy, capital markets, federal regulation, and the response to the COVD-19 pandemic; (9) the potential impact of the proposed phase-out of the London Interbank Offered Rate ("LIBOR") or other changes involving LIBOR (10) the effectiveness of our cyber security controls and procedures to prevent and mitigate attempted intrusions; (11) the Company's dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, (12) general competitive, economic, political, and market conditions. Further information regarding FB Financial and factors which could affect the forward-looking statements contained herein can be found in FB Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in any of FB Financial's subsequent filings with the Securities and Exchange Commission (the “SEC”). Many of these factors are beyond FB Financial’s ability to control or pre-dict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward- looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and FB Financial undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for FB Financial to predict their occurrence or how they will affect the company. FB Financial qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted earnings, adjusted diluted earnings per share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted mortgage contribution, adjusted return on average tangible common equity, adjusted pretax pre-provision return on average tangible common equity, adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company also includes an adjusted allowance for credit losses, adjusted loans held for investment, and adjusted allowance for credit losses to loans held for investment, which all exclude the impact of PPP loans. The Company refers to these non-GAAP measures as adjusted measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. The following tables provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

3 Snapshot of FB Financial today Note: Unaudited financial data as of March 31, 2021; presented on a consolidated basis. 1 Non-GAAP financial measure. See “Use of non-GAAP financial measures” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto. Financial results Balance sheet ($mm) 1Q 2021 Total assets $11,936 Loans – HFI $7,047 Total deposits $10,257 Shareholder’s equity $1,329 100% stockholder of FirstBank Company overview ◼ Second largest Nashville-headquartered bank and third largest Tennessee-based bank ◼ Originally chartered in 1906, one of the longest continually operated banks in Tennessee ◼ Completed the largest bank IPO in Tennessee history in September 2016 ◼ Mr. James W. Ayers currently owns ~29% of FB Financial following the close of the Franklin Financial Network merger ◼ High performing community bank with a strong mortgage division ̶ Adjusted ROAA1 of at least 1.50% each of the past 4 years ̶ Top 10 deposit market share in 5 MSAs throughout our footprint ̶ $8.9 billion in interest rate lock volume and $104 million in adjusted total mortgage contribution1 in 2020 ◼ Provides community banking, relationship-based, customer service with the products and capabilities of a larger bank ̶ Local people, local knowledge and local authority ̶ Personal banking, commercial banking, investment services, trust and mortgage banking ◼ Hired two experienced senior bankers and opened a loan production office in Birmingham, AL in existing FirstBank mortgage facilities with plans to open a full service branch later in 2021 ◼ Authorized $100 million share repurchase program in February 2021 that expires March 31, 2022; no shares repurchased to date Franchise map Key metrics (%) 1Q 2021 Tangible Common Equity / Tangible Assets (%) 9.1%1 Adjusted ROAA (%) 1.89%1 Adjusted ROATCE (%) 20.9%1 NIM (%) 3.19% Core Efficiency (%) 63.0%1

4 Strategic drivers Elite Financial Performance Proven Opportunistic Acquirer with Scalable Platforms and Technology Experienced Senior Management Team Great Place to Work Organic Growth Focused Empowered Teams Across Attractive Metro and Community Markets

5 2017 2018 2019 2020 2021 Recent corporate history 1 See “Use of non-GAAP financial measures,” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto. Note: Financial data presented on a consolidated basis. 202020182017 ◼ Completed acquisition of Clayton Bank & Trust and American City Bank, adding $1.1 billion in loans and $1.0 billion in deposits; moved from 41st in Knoxville MSA to 10th; 20%+ EPS accretion and tangible book neutral ◼ Finalized integration of Clayton Bank & Trust and American City Bank acquisitions ◼ Initiated quarterly dividend ◼ Completed secondary offering of 3.7 million common shares ◼ Completed acquisition of 10 net branches from Atlantic Capital Bank; moved from 7th to 5th in Chattanooga MSA deposit market share and 11th to 10th in Knoxville MSA deposit market share ◼ Converted treasury platform ◼ Completed mortgage restructuring Adj. ROAA1: 1.55% Adj. ROATCE1: 16.4% Year-End Assets: $6.1bn Adj. ROAA1: 1.69% Adj. ROATCE1: 17.1% Year-End Assets: $5.1bn Adj. ROAA1: 1.52% Adj. ROATCE1: 15.5% Year-End Assets: $4.7bn Awarded “Top Workplaces” by the Tennessean Awarded “Top Workplaces” by the Tennessean Awarded “Top Workplaces” by the Tennessean Named one of American Bankers “Best Places to Work” 2019 Adj. ROAA1: 1.68% Adj. ROATCE1: 19.1% Year-End Assets: $11.2bn Awarded “Top Workplaces” by the Tennessean ◼ Completed acquisition of FNB Financial Corporation; enter Bowling Green MSA ranked 7th in deposit market share ◼ Converted online and mobile consumer banking platforms ◼ Lift out of commercial team in Memphis ◼ Completed acquisition of Franklin Financial Network; moved from 12th to 6th in the Nashville MSA in deposit market share ◼ Raised $100 million of 4.50% subordinated debt YTD 2021 2021 Awards not yet presented Adj. ROAA1: 1.89% Adj. ROATCE1: 20.9% YTD Assets: $11.9bn ◼ Authorized $100 million share repurchase plan in February 2021, with no repurchases to date ◼ Expanded banking division into Central Alabama in March 2021 with hiring of two experienced senior bankers in Birmingham

6 Well positioned in high growth markets 1 Source: SNL Financial. Market data is as of June 30, 2020 and is presented on a pro forma basis for announced acquisitions since June 30, 2020. 2 Source: SNL Financial. FBK Footprint is based on weighted average demographics of MSAs and counties not located in MSAs with weightings based on deposits in each market as of June 30, 2020. 7.2% 13.1% 20.3% U.S. FBK Footprint Nashville Population Change2 2010 - 2021 Projected Population Change2 2021 - 2026 Projected Household Income Change2 2021 - 2026 2.9% 4.5% 5.9% U.S. FBK Footprint Nashville 9.0% 10.1% 11.4% U.S. FBK Footprint Nashville ◼ Deposits by region1: ▪ Memphis: $0.2B ▪ West: $1.7B ▪ Nashville North: $1.1B ▪ Nashville South: $3.7B ▪ South Central: $0.4B ▪ North Alabama: $0.1B ▪ Central Alabama: NA ▪ Plateau: $0.3B ▪ Chattanooga: $1.0B ▪ Knoxville: $0.7B ◼ Market rank by deposits1 (MSA’s): ̶ Nashville (6th) ̶ Chattanooga (5th) ̶ Knoxville (9th) ̶ Jackson (3rd) ̶ Bowling Green (7th) ̶ Memphis (30th) ̶ Huntsville (20th) ̶ Florence (11th)

7 Core earnings power remains strong ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. Adjusted return on average assets¹ 1.52% 1.69% 1.55% 1.68% 1.89% 2017 2018 2019 2020 1Q21 Drivers of profitability Net interest margin Noninterest income ($mm)Loans/deposits Core efficiency ratio1 4.46% 4.66% 4.34% 3.46% 3.19% 2017 2018 2019 2020 1Q21 68.1% 65.8% 65.4% 59.2% 63.0% 2017 2018 2019 2020 1Q21 $142 $131 $135 $302 $67 2017 2018 2019 2020 1Q21 101% 95% 95% 85% 79% 86% 88% 89% 75% 69% 15% 7% 6% 10% 10% 2017 2018 2019 2020 1Q21 Loans excluding HFS Loans HFS

8 Stabilizing net interest margin Historical yield and costs ¹ Includes tax-equivalent adjustment 2 Excess liquidity defined as interest-bearing deposits with other financial institutions in excess of 5% of average tangible assets. Assumes funded from all interest bearing liabilities. $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 -- 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 1Q20 2Q20 3Q20 4Q20 1Q21 A v g . in te re s t e a rn in g a s s e ts ( $ m m ) Y ie ld s a n d C o s ts ( % ) Average interest earning assets Yield on loans Cost of deposits NIM NIM1 3.92% 3.50% 3.28% 3.32% 3.19% Impact of accretion and nonaccrual interest (bps) 13 7 5 4 3 Impact of excess liquidity2 (bps) 0 (7) (10) (15) (24) Deposit Cost: Cost of MMDA 1.15% 0.62% 0.66% 0.57% 0.50% Cost of customer time 1.95% 1.78% 1.44% 1.04% 0.90% Cost of interest-bearing 1.25% 0.92% 0.76% 0.63% 0.53% Total deposit cost 0.94% 0.65% 0.56% 0.46% 0.41% Loans HFI Yield: Contractual interest 5.14% 4.57% 4.36% 4.39% 4.39% Origination and other loan fee income 0.23% 0.24% 0.26% 0.36% 0.38% Nonaccrual interest 0.02% 0.01% 0.04% 0.05% 0.04% Accretion on purchased loans 0.14% 0.08% 0.04% 0.02% 0.00% Total loan (HFI) yield 5.53% 4.90% 4.70% 4.81% 4.81%

9 4Q20 Strong mortgage division Highlights ◼ Strong total mortgage pre-tax contribution of $16.3 million, or 71% of 4Q 2020’s adjusted contribution1 ◼ Refinance volumes have slowed considerably as a result of rising rates; outlook for purchase volume remains strong ◼ Margins continue to compress as capacity has returned and rates have moved higher ◼ Mortgage pipeline at the end of 1Q 2021 remains robust at $1.1 billion, as compared to $1.1 billion at the end of 1Q 2020 ◼ Anticipate minimal to no pre-tax contribution from mortgage in the second quarter as large pipeline mark-to-market looms Mortgage banking income ($mm) 1Q20 4Q20 1Q21 Gain on Sale $30.4 $84.0 $57.9 Fair value changes $3.2 ($16.9) ($4.2) Servicing Revenue $5.0 $6.4 $6.9 Fair value MSR changes ($5.9) ($7.8) ($5.3) Total Income $32.7 $65.7 $55.3 ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures ² As of the respective period-end 3 Defined as the fair value plus related derivatives for mandatory and best efforts divided by their pull-through weighted volume. Quarterly mortgage production Mark to Market Value and Gain on Sale Margin 1Q20 1Q21 IRLC volume: IRLC pipeline2: Refinance %: Purchase %: $2,094mm $2,187mm $1,889mm $1,085mm $1,192mm $1,059mm 78% 76% 66% 22% 24% 34% Consumer Direct Retail 1.41% 3.84% 3.99% 3.42% 2.91%2.92% 2.85% 4.32% 4.59% 3.68% 1Q20 2Q20 3Q20 4Q20 1Q21 Mark to Market Value Gain on Sale Margin3

10 Prudent expense management Highlights ◼Consolidated 1Q 2021 core efficiency ratio¹ of 63.0% ◼Change in segment definitions this quarter as mortgage retail footprint no longer included in the banking segment ◼Banking segment efficiency ratio elevated due to elevated seasonal expenses ◼Mortgage efficiency normalizing in the 80% range as historic margins and volumes return to pre-pandemic levels ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. During the first quarter of 2021, the Company re-evaluated its reportable business segments to align all retail mortgage activities with the Mortgage segment. Previously, the Company chose to assign retail mortgage activities within the Banking geographical footprint to the Banking Segment. The results of mortgage retail footprint have been assigned to the Mortgage segment for all periods presented. As such, historical segment efficiency ratios have been recast for consistency with these changes. Core efficiency ratio (tax-equivalent basis)¹ 60.9% 62.0% 61.7% 54.0% 58.6% 65.7% 57.5% 57.4% 58.5% 63.0% 75.6% 53.4% 53.4% 65.2% 70.4% 1Q20 2Q20 3Q20 4Q20 1Q21 Banking segment Consolidated Mortgage segment

11 Well-capitalized for future opportunities Tangible book value per share3 Simple capital structure Common Equity Tier 1 Capital 82% Trust Preferred 2% Subordinated Notes 9% Tier 2 ACL 7% Total regulatory capital: $1,3531 mm $11.56 $11.58 $14.56 $17.02 $18.55 $21.73 $22.51 3Q16 4Q16 4Q17 4Q18 4Q19 4Q20 1Q21 1Q201 4Q201 1Q211,2 Shareholder’s equity/Assets 11.8% 11.5% 11.1% TCE/TA3 9.1% 9.4% 9.1% Common equity tier 1/Risk-weighted assets 11.0% 11.7% 12.1% Tier 1 capital/Risk-weighted assets 11.6% 12.0% 12.5% Total capital/Risk-weighted assets 12.5% 15.0% 14.8% Tier 1 capital /Average assets 10.3% 10.0% 10.1% C&D loans subject to 100% tier 1 capital plus ACL4 82% 93% 88% CRE loans subject to 300% tier 1 capital plus ACL4 219% 228% 239% Capital position 1 For regulatory capital purposes, the CECL impact over 2020 and 2021 is gradually phased-in from Common Equity Tier 1 Capital to Tier 2 capital. As of 1Q20, 4Q20 and 1Q21, respectively, $31.8 million, $52.1 million and $49.0 million are being added back to CET 1 and Tier 1 Capital, and $37.7 million, $58.0 million and $54.9 million are being taken out of Tier 2 capital. 2 Total regulatory capital, FB Financial Corporation. 1Q21 calculation is preliminary and subject to change. 3 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. 4 Tier 1 capital at FirstBank as defined in Call Report.

12 Noninterest- bearing checking 24% Interest-bearing checking 30% Money market 29% Savings 4% Time 13% 54% Checking accounts Solid core deposit base ¹ Includes mortgage servicing-related deposits of $110.1 million, $149.1 million, $194.3 million, $147.9 million, and $170.9 million for the quarters ended March 31, 2020, June 30, 2020, September 30, 2020, December 31, 2020 and March 31, 2021 respectively. Total deposits ($mm) Cost of deposits Noninterest bearing deposits1 ($mm) Deposit composition $5,357 $5,938 $9,002 $9,395 $10,219 $20 $15 $92 $62 $38 $5,377 $5,953 $9,094 $9,457 $10,257 1Q20 2Q20 3Q20 4Q20 1Q21 Customer deposits Brokered and internet time deposits $1,336 $1,775 $2,288 $2,274 $2,431 1Q20 2Q20 3Q20 4Q20 1Q21 24.8% 29.8% 25.2% 24.0% 23.7% 0.94% 0.65% 0.56% 0.46% 0.41% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 1Q20 2Q20 3Q20 4Q20 1Q21 Noninterest bearing (%) Cost of total deposits (%)

13 Retail 20% Hotel 19% Office 19% Warehouse / Industrial 9% Land-Mobile Home Park 4% Self Storage 3% Healthcare Facility 3% Other 23% Balance Ex. PPP PPP C&I CRE-OO Total % of Total Loans Real Estate Rental and Leasing 351.9$ 163.5$ 515.3$ 24.7% 3.1$ Retail Trade 67.6 133.5 201.1 9.7% 7.8 Finance and Insurance 152.4 12.8 165.2 7.9% 1.8 Wholesale Trade 103.2 56.0 159.2 7.6% 12.4 Health Care and Social Assistance 59.0 94.5 153.5 7.4% 24.4 Manufacturing 90.2 55.0 145.2 7.0% 23.4 Other Services (except Public Administration) 21.5 108.8 130.3 6.3% 8.3 Accomodation and Food Services 24.8 87.0 111.8 5.4% 7.2 Construction 55.2 46.5 101.7 4.9% 16.4 Professional, Scientific and Technical Services 32.7 30.5 63.2 3.0% 14.0 Transportation and Warehousing 43.5 16.7 60.2 2.9% 7.2 Arts, Entertainment and Recreation 18.7 33.9 52.6 2.5% 4.3 Information 22.0 18.5 40.4 1.9% 1.2 Other 104.1 79.3 183.4 8.8% 14.2 Total 1,146.8$ 936.5$ 2,083.3$ 100.0% 145.7$ 1-4 Family to be sold 43% Commercial Land 31% 1-4 Consumer Construction 9% Retail 3% Self Storage 3% Healthcare 2% Other 9% 1-4 family 15% 1-4 family HELOC 6% Multifamily 4% C&D 16% CRE 23% C&I 31% Other 4% Balanced loan portfolio CRE2 exposure by type Portfolio mix 1 C&I includes owner-occupied CRE. PPP Loans comprise 6.5% of C&I loans, or 2.1% of gross loans (HFI). 2 Excludes owner-occupied CRE. C&I1 exposure by industry 1 2 C&D exposure by type

14 Minimal remaining deferrals Deferral programs Principal and Interest Deferrals ($21 million) ▪Of the $1.6 billion in loans given a deferral, $152 million, or 2.16% of total loans HFI, remain in some sort of deferral as of March 31, 2021 – $21 million are full principal and interest deferrals, or 0.29% of the portfolio – $131 million are on interest only payment schedules, or 1.86% of the portfolio ▪Hotel loans are $76 million of the $152 million remaining in deferral, or 50% of the remaining deferrals – There are no remaining hotels with full principal and interest deferrals – The $76 million of hotels that are on interest only payment schedules comprise 58% of remaining interest only deferrals ▪Other industries of concern make up $52 million of the $152 million remaining in deferral, or 34% of the remaining deferrals – $10 million are full principal and interest deferrals, or 51% of remaining full P&I deferrals – $42 million are on interest only payment schedules, or 32% of remaining interest only deferrals 1 Includes owner-occupied CRE. $3.9 $8.9 $2.2 $0.3 $4.9 $0.5 C&I CRE C&D Multifamily 1-4 Family HELOC 1-4 Family Consumer & Other Interest Only Payment Schedule ($131 million) $5.4 $108.1 $2.2 $6.1 $9.6 C&I CRE C&D Multifamily 1-4 Family HELOC 1-4 Family Consumer & Other 1 1

15 ◼ Industries initially considered to be the most susceptible to issues associated with the pandemic ◼ Significant level of initial deferrals but steady improvement and return to pre-COVID payment plans ◼ Credit quality remains satisfactory overall ◼ Retail, transportation and other leisure not showing signs of deterioration ◼ Healthcare overall is satisfactory, with the noted exception of 2 assisted living facilities negatively affected by COVID this quarter, resulting in the increase in substandards ◼ Hotels and restaurants continue to face challenges, but positive trends are emerging with reopenings and vaccinations Industries of concern Industries of concern deferral overview Industry exposures / gross loans (HFI) 8.9% 4.8% 4.5% 2.3% 1.7% 1.6% Retail Hotel Healthcare Restaurant Other Leisure Transportation Industries of concern credit quality 1.5% 3.8% 12.3% 0.0% 1.6% 0.0% 1.6% 1.9% 22.3 5.4% 3 7 13.9% 1.3% Retail Hotel Healthcare Restaurant Other Leisure Transportation Interest Only / Total Loans Full P&I Deferral / Total Loans 1.5% 1.4% 5.3% 1.6% 5.4% 9.5% 1.5% 2.2% 0.4% Retail Hotel Healthcare Restaurant Other Leisure Transportation Special Mention Substandard

16 Hotel portfolio – 4.8% of gross loans HFI Outstanding by location Deferral ProgressionRisk Rating Progression ◼ Portfolio representative of seasoned operators, good flags and good locations (73% Hilton / Hyatt / IHG / Marriott / Wyndham) ◼ Portfolio is largely limited and full service properties, which are better models to sustain operations at lower occupancy rates, as opposed to luxury properties ◼ Cautiously optimistic about economic and travel trends, especially for our larger, seasoned operators ◼ Concerns remain for our smaller operators with smaller capital bases; credits typically under $2.5 million (16.2% of hotel portfolio are credits under $2.5 million as of March 31, 2021) ◼ Summary: overall credit quality remains satisfactory; ongoing review of the portfolio Nashville MSA 62% Memphis MSA 9% Atlanta MSA 6% Bowling Green MSA 6% Other MSA 9% Other Community 3% Out of Market 5% Note: Exposures included will differ from “C&I Exposure by Industry” table on slide 13 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures. 63.9% 75.6% 55.2% 25.5% 22.3% 36.1% 24.4% 44.8% 74.5% 77.7% 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 Deferral (Interest Only or Full P&I) Not Deferred 2.2% 0.5% 0.9% 1.3% 1.4% 3.6% 6.5% 3.5% 4.0% 5.4% 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 Special Mention Substandard

17 Healthcare portfolio – 4.5% of loans HFI Portfolio overview Deferral participantsCredit quality Assisted Living / Nursing Care / Continuing Care 38% Offices of Physicians 27% Mental Health and Substance Abuse 12% Other Healthcare and Social Assistance 23% Note: Exposures included will differ from “C&I Exposure by Industry” table on slide 13 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures. ◼ Continue to report satisfactory results with the exception of assisted living segment ◼ Increase in substandards this quarter related to two credits in the assisted living segment ◼ Operators continue to manage through COVID related protocols ◼ Physician’s offices appear to be generally back to normal after reopening 15.2% 17.7% 11.1% 5.1% 5.3% 84.8% 82.3% 88.9% 94.9% 94.7% 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 Deferral (Interest Only or Full P&I) Not Deferred 0.7% 0.7% 3.0% 3.0% 2.2% 1.3% 9.5% 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 Special Mention Substandard

18 Restaurant – 2.3% of gross loans HFI Portfolio overview C&I 58% Non-Owner Occ CRE 38% C&D 1% Other 3% ◼ Majority are owner operators ◼ Portfolio split roughly evenly between limited service and full service outlets ◼ Limited service has seen an ability to change their model, leading to improvement ◼ Full service continues to be challenged with limits imposed on capacity ◼ Positive deferral trends continue, with no remaining on full deferral of principal and interest Note: Exposures included will differ from “C&I Exposure by Industry” table on slide 13 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures. Deferral ProgressionRisk Rating Progression 63.8% 71.3% 13.5% 4.2% 3.7% 36.2% 28.7% 86.5% 95.8% 96.3% 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 Deferral (Interest Only or Full P&I) Not Deferred 10.4% 10.6% 5.2% 5.9% 5.3% 1.7% 1.1% 1.8% 1.7% 1.5% 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 Special Mention Substandard

19 0.68% 0.72% 0.61% 0.91% 0.94% 0.74% 0.71% 0.64% 0.75% 0.77% 1Q20 2Q20 3Q20 4Q20 1Q21 NPLs (HFI)/loans (HFI) NPAs/assets 1.95% 2.51% 2.66% 2.48% 2.29% 1Q20 2Q20 3Q20 4Q20 1Q21 0.19% 0.00% (0.01%) 0.58% 0.05% 1Q20 2Q20 3Q20 4Q20 1Q21 Asset quality remains solid Nonperforming ratios Classified loans / loans HFI LLR/loans HFI (excluding PPP loans)3 Net charge-offs (recoveries) / average loans ¹ Adoption of CECL resulted in approximately $5.5 million of former PCI loans being reportable as nonperforming loans in 1Q 2020. 2 Includes acquired excess land and facilities held for sale–see page 14 of the Quarterly Financial Supplement. 3 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. 1.63% 1.83% 1.76% 1.87% 2.22% 1Q20 2Q20 3Q20 4Q20 1Q21 1,21

20 FQE, FYE 12/31, 2Q 2021 3Q 2021 2021 2022 2023 2024 2025 GDP (bcw$) 19,068.1$ 19,215.5$ 19,147.9$ 19,943.6$ 20,575.9$ 21,112.0$ 21,588.5$ Annualized % Change 2.9% 3.1% 3.9% 4.2% 3.2% 2.6% 2.3% Total Employment (millions) 142.9 143.0 143.1 145.8 147.8 150.0 151.6 Unemployment Rate 6.7% 7.0% 6.7% 5.6% 5.3% 4.8% 4.3% CRE Price Index 273.1 263.5 256.7 262.4 282.1 313.2 331.9 NCREIF Property Index: Rate of Return 0.8% 0.0% 0.6% 2.3% 2.5% 3.2% 2.7% Allowance for credit losses overview ACL / Loans HFI by Category ◼ Current Expected Credit Loss (CECL) Allowance for Credit Losses (ACL) model utilizes Moody’s model with key economic data summarized below: 1Source: Moody’s “February 2021 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios”. 2 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. 3 Commercial and Industrial excludes $145.7 million in PPP loans and $212.6 million for March 31, 2021 and December 31, 2020, respectively. 32 1.95% 1.17% 1.98% 3.81% 2.46% 1.75% 2.52% 2.56%2.48% 0.86% 2.76% 4.78% 4.08% 1.76% 2.58% 3.54% 2.29% 0.88% 3.04% 3.45% 4.29% 1.82% 2.35% 3.47% Gross Loans HFI (Ex. PPP) Commercial & Industrial Non-Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 1Q 2020 4Q 2020 1Q 2021

21 Appendix

22 GAAP reconciliation and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

23 GAAP reconciliation and use of non-GAAP financial measures Adjusted pre-tax, pre-provision earnings

24 GAAP reconciliation and use of non-GAAP financial measures Adjusted earnings and diluted earnings per share*

25 GAAP reconciliation and use of non-GAAP financial measures Adjusted pre-tax, pre-provision earnings

26 GAAP reconciliation and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

27 GAAP reconciliation and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

28 GAAP reconciliation and use of non-GAAP financial measures Segment core efficiency ratios (tax-equivalent basis)

29 GAAP reconciliation and use of non-GAAP financial measures Adjusted mortgage contribution

30 GAAP reconciliation and use of non-GAAP financial measures Tangible assets and equity

31 GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity

32 GAAP reconciliation and use of non-GAAP financial measures Adjusted return on average tangible common equity Adjusted return on average assets and equity

33 GAAP reconciliation and use of non-GAAP financial measures Adjusted pre-tax, pre-provision return on average tangible common equity Adjusted pre-tax, pre-provision return on average assets and equity

34 GAAP reconciliation and use of non-GAAP financial measures Adjusted return on average assets and equity Adjusted pre-tax, pre-provision return on average assets and equity

35 GAAP reconciliation and use of non-GAAP financial measures Adjusted return on average assets and equity Adjusted pre-tax, pre-provision return on average assets and equity

36 GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity Adjusted return on average tangible common equity

37 GAAP reconciliation and use of non-GAAP financial measures Adjusted allowance for credit losses to loans held for investment